EXHIBIT 10.1
Execution Copy
Assumption Agreement
     This Assumption Agreement (this “Agreement”) is entered into as of December 31, 2008 by Bob Evans Farms, Inc., an Ohio corporation (the “Successor Corporation”), in favor of the persons or entities listed on Schedule A attached to the Note Purchase Agreement (defined below) and their successors (collectively, the “Noteholders”), each of which is a party to (or a transferee of a party to) that certain Note Purchase Agreement dated as of July 28, 2008, among Bob Evans Farms, Inc., a Delaware corporation (the “Parent Guarantor”), and BEF Holding Co., Inc., a Delaware corporation (the “Issuer”), and the several Noteholders (the “Note Purchase Agreement”). Capitalized terms used herein without definition (including, without limitation, in Exhibits A-1, A-2, B, C, D and E hereto) shall have the meanings assigned to such terms in the Note Purchase Agreement.
Witnesseth:
     Whereas, pursuant to the Agreement of Merger dated as of December 31, 2008, between the Successor Corporation and the Issuer, the Issuer has been merged with and into the Successor Corporation (the “Transaction”) and, as a result of the Transaction, the Successor Corporation has assumed all of the rights, duties, liabilities and obligations of the Issuer, including, without limitation, all of the rights, duties, liabilities and obligations of the Issuer under the Note Purchase Agreement;
     Whereas, the Successor Corporation, as the surviving corporation of the Transaction, shall receive direct and indirect benefits by reason of the investments made by the Noteholders under the Note Purchase Agreement (which benefits are hereby acknowledged);
     Whereas, the obligations of the Issuer under the Note Purchase Agreement and the Notes, have been guaranteed by the Parent Guarantor, pursuant to the terms and provisions of Section 11 of the Note Purchase Agreement (the “Parent Guaranty”) and by the Subsidiary Guarantor pursuant to that certain Subsidiary Guaranty Agreement dated as of July 28, 2008 (the “Subsidiary Guaranty”);
     Whereas, the Note Purchase Agreement requires, as a condition precedent to the consummation of the Transaction, that the Successor Corporation execute and deliver this Agreement; and
     Whereas, the Note Purchase Agreement further requires, as a condition precedent to the consummation of the Transaction, that the Parent Guarantor and the Subsidiary Guarantor each confirm in writing their respective obligations under the Note Purchase Agreement and the Subsidiary Guaranty, as applicable.
     Now Therefore, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Successor Corporation hereby agrees as follows:

          1. Assumption. (a) The Successor Corporation, as the surviving corporation of the Transaction, hereby unconditionally and expressly assumes, confirms and agrees to perform and observe each and every one of the covenants, rights, promises, agreements, terms, conditions, obligations, duties and liabilities of the Issuer under the Note Purchase Agreement and the Notes and under any documents, instruments or agreements executed and delivered or furnished, or to be executed and delivered or furnished, by the Issuer in connection therewith, and to be bound by all waivers made by the Issuer with respect to any matter set forth therein.
          (b) All references to the Issuer in the Note Purchase Agreement or any Note or any document, instrument or agreement executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be references to the Successor Corporation, except for references to the Issuer relating to its status prior to the consummation of the Transaction. Upon the written request of any holder of Notes, the Successor Corporation will issue a replacement Note in the form of Exhibit A-1 or Exhibit A-2 hereto, as applicable (each, a “Replacement Note” and collectively, the “Replacement Notes”), in exchange for such holder’s existing Note within 10 Business Days of any such request.
          2. Representations and Warranties. The Successor Corporation hereby accepts and assumes all obligations and liabilities of the Issuer related to each representation or warranty made by the Issuer in the Note Purchase Agreement or any other document, instrument or agreement executed and delivered or furnished in connection therewith. The Successor Corporation further represents, warrants and affirms for the benefit of the Noteholders that:
          (a) The representations and warranties set forth in Exhibit B hereto are true and correct as of the date hereof after giving effect to the transactions contemplated hereby;
          (b) Immediately after giving effect to the Transaction, (i) the Successor Corporation and the Parent Guarantor would have been in compliance with Section 10.3 of the Note Purchase Agreement as of October 24, 2008, and (ii) no Default or Event of Default has occurred and is continuing, or as a result of the transactions contemplated hereby, will occur under the Note Purchase Agreement; and
          (c) The Successor Corporation is a solvent corporation organized and existing under the laws of the State of Ohio.
          3. Opinions of Counsel. The Noteholders shall receive opinions in form and substance reasonably satisfactory to the Noteholders from counsel to the Successor Corporation substantially in the form of Exhibit C hereto.
          4. Further Assurances. At any time and from time to time, upon any Noteholder’s request and at the sole expense of the Successor Corporation, the Successor Corporation will promptly execute and deliver any and all further instruments and documents and will take such further action as such Noteholder may reasonably deem necessary to effect the purposes of this Agreement.
          5. Requisite Approval; Fees. This Agreement shall be effective as of the date first written above upon the satisfaction of the following conditions precedent: (a) the Successor Corporation shall have executed this Agreement and delivered a duly executed copy of this Agreement to the Noteholders; (b) the Parent Guarantor shall have executed and delivered the acknowledgment, consent and ratification of the Note Purchase Agreement to the Noteholders, in the form attached hereto as Exhibit D; (c) the Subsidiary Guarantor shall have executed and delivered the acknowledgment, consent and ratification of the Subsidiary Guaranty to the Noteholders, in the form attached hereto a Exhibit E; and (d) the Successor Corporation shall have paid all reasonable out-of-pocket expenses incurred by the Noteholders in connection with the transactions contemplated by this Agreement, including without limitation the reasonable fees, expenses and disbursements of Chapman and Cutler LLP which are reflected in statements of counsel rendered on or prior to the date of this Agreement.
          6. Amendment, Etc. No amendment or waiver of any provision of this Agreement shall be effective, unless the same shall be in writing and executed in accordance with the provisions of the Note Purchase Agreement.
          7. Binding Effect; Assignment. This Agreement shall be binding upon the Successor Corporation, and shall inure to the benefit of the Noteholders and their respective successors and assigns.
          8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
[Remainder of Page Intentionally Blank]

     In Witness Whereof, the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

Bob Evans Farms, Inc., an Ohio corporation

By:	/s/ Tod P. Spornhauer

	Name:	Tod P. Spornhauer
	Title:	Senior Vice President — Finance, Controller, Assistant Treasurer and Assistant Secretary

Form of Series A Note
Bob Evans Farms, Inc.
6.39% Senior Note, Series A, due July 28, 2014

No. RA-[ ]	[Date]
$[ ]	PPN 096761 A*2
     For Value Received, Bob Evans Farms, Inc., an Ohio corporation (the “Issuer”), hereby promises to pay to [___], or its registered assigns, the principal sum of $[___] Dollars on July 28, 2014, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.39% per annum from the date hereof, payable quarterly, on the 28th of each January, April, July and October in each year, commencing October 28, 2008, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.39% or (ii) 2% over the rate of interest publicly announced by National City Bank from time to time in Cleveland, Ohio as its “base” or “prime” rate. Capitalized terms used but not defined herein shall have the meaning assigned thereto in the Note Purchase Agreement.
     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JP Morgan Chase Bank in New York, New York or at such other place as the Issuer shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
     This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of July 28, 2008 among Bob Evans Farms, Inc., a Delaware corporation (the “Parent Guarantor”), BEF Holding Co., Inc., a Delaware corporation, and the institutional investors named therein (as assumed by the Issuer pursuant to the Assumption Agreement dated as of December 31, 2008, and as further amended, supplemented or modified from time to time, the “Note Purchase Agreement”), and this Note is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) to have made the representations set forth in Sections 6.1 and 6.2 of the Note Purchase Agreement, provided that with respect to Section 6.2 such holder may (in reliance upon information provided by the Issuer, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.
Exhibit A-1
(to Assumption Agreement)

     This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note of the same Series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuer may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuer will not be affected by any notice to the contrary.
     Pursuant to (i) Section 11 of the Note Purchase Agreement and (ii) that certain Subsidiary Guaranty Agreement dated as of July 28, 2008 (as from time to time amended, joined, supplemented or otherwise modified, the “Subsidiary Guaranty”), respectively, the Parent Guarantor and the Subsidiary Guarantor have absolutely and unconditionally guarantied the payment in full of the principal of, the Make-Whole Amount, if any, and interest on this Note and the performance by the Issuer of all of its obligations contained in the Note Purchase Agreement all as more fully set forth in said Note Purchase Agreement.
     The Issuer will make required prepayments of principal on the date and in the amount specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
     If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
     This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such State.

Bob Evans Farms, Inc.
By
Name:
Title:

A-1-2

Form of Series B Note
Bob Evans Farms, Inc.
6.39% Senior Note, Series B, due July 28, 2013

No. RB-[ ]	[Date]
$[ ]	PPN 096761 A@0
     For Value Received, the undersigned, Bob Evans Farms, Inc., an Ohio corporation (the “Issuer”), hereby promises to pay to [___], or its registered assigns, the principal sum of $[___] Dollars on July 28, 2013, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.39% per annum from the date hereof, payable quarterly, on the 28th of each January, April, July and October in each year, commencing October 28, 2008, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.39% or (ii) 2% over the rate of interest publicly announced by National City Bank from time to time in Cleveland, Ohio as its “base” or “prime” rate. Capitalized terms used but not defined herein shall have the meaning assigned thereto in the Note Purchase Agreement.
     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JP Morgan Chase Bank in New York, New York or at such other place as the Issuer shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
     This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of July 28, 2008 among Bob Evans Farms, Inc., a Delaware corporation (the “Parent Guarantor”), BEF Holding Co., Inc., a Delaware corporation, and the institutional investors named therein (as assumed by the Issuer pursuant to the Assumption Agreement dated as of December 31, 2008, and as further amended, supplemented or modified from time to time, the “Note Purchase Agreement”), and this Note is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) to have made the representations set forth in Sections 6.1 and 6.2 of the Note Purchase Agreement, provided that with respect to Section 6.2 such holder may (in reliance upon information provided by the Issuer, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.
Exhibit A-2
(to Assumption Agreement)

     This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note of the same Series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuer may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuer will not be affected by any notice to the contrary.
     Pursuant to (i) Section 11 of the Note Purchase Agreement and (ii) that certain Subsidiary Guaranty Agreement dated as of July 28, 2008 (as from time to time amended, joined, supplemented or otherwise modified, the “Subsidiary Guaranty”), respectively, the Parent Guarantor and the Subsidiary Guarantor have absolutely and unconditionally guarantied the payment in full of the principal of, the Make-Whole Amount, if any, and interest on this Note and the performance by the Issuer of all of its obligations contained in the Note Purchase Agreement all as more fully set forth in said Note Purchase Agreement.
     This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
     If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
     This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such State.

Bob Evans Farms, Inc.
By
Name:
Title:

A-2-2

Acknowledgment and Consent
     The undersigned acknowledges receipt of a copy of, and hereby consents to, the Assumption Agreement, ratifies and confirms its continued guarantee of the obligations of the Issuer under the Note Purchase Agreement and the Notes, as assumed under this Assumption Agreement by the Successor Corporation, pursuant to the terms of the Note Purchase Agreement, and confirms that all of the terms, provisions and conditions thereof continue unimpaired and remain in full force and effect on this 31st day of December, 2008.

Bob Evans Farms, Inc., a Delaware corporation
By:	/s/ Tod P. Spornhauer
	Name:	Tod P. Spornhauer
	Title:	Senior Vice President — Finance, Controller, Assistant Treasurer and Assistant Secretary

Exhibit D
(to Assumption Agreement)

Acknowledgment and Consent
     The undersigned acknowledges receipt of a copy of, and hereby consents to, the Assumption Agreement, ratifies and confirms its continued guarantee of the obligations of the Issuer under the Note Purchase Agreement and the Notes, as assumed under this Assumption Agreement by the Successor Corporation, pursuant to the terms of the Subsidiary Guaranty, and confirms that all of the terms, provisions and conditions thereof continue unimpaired and remain in full force and effect on this 31st day of December, 2008.

Mimi’s Café, LLC, a Delaware limited liability company
By:	/s/ Tod P. Spornhauer
	Name:	Tod P. Spornhauer
	Title:	Manager, Assistant Treasurer and Assistant Secretary

Exhibit E
(to Assumption Agreement)